UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010

CHINDEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On August 27, 2010, the Company issued 933,022 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, to Fosun Industrial Co., Limited (the “Investor”) for an aggregate purchase price of $13,995,330.  The Shares have been offered and were issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act’).  The Company advised the Investor that the securities that were issued to them have not been registered under the Securities Act or any state securities laws and neither the Shares nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration or an exemption from registration under the Securities Act.  The certificate representing the Shares issued to the Investor contains a legend as to the foregoing.

Item 8.01.  Other Events.

The press release issued by the Company on August 27, 2010 announcing the sale of the Shares is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The information contained in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Forward- Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In addition, we or our representatives have made or continue to make forward-looking statements, orally or in writing, in other contexts.  These forward-looking statements generally can be identified by the use of terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe” or “continue” and similar expressions, or as other statements that do not relate solely to historical facts. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict or quantify.  Management believes these statements to be reasonable when made. However, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such forward-looking statements involve known and unknown risks, including, but not limited to, those identified in “Risk Factors” in the Company’s filings with the SEC, to which we refer you. These risks also include without limitation that there can be no assurance that the Company will consummate the transactions described above on the projected timetable or at all nor that specific terms thereof will be effectively enforceable, and that completion of the Joint Venture will depend on the negotiation of numerous business terms not reflected in the current term sheet or only reflected in general terms, including the respective operations to be contributed by the parties, which terms may vary as a result of, among other things, negotiations, due diligence, operational developments of the businesses to be contributed and the industries thereof, valuation considerations and external factors.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release Issued August 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 27, 2010

CHINDEX INTERNATIONAL, INC.

By:	/s/ Robert C. Low
	Name:	Robert C. Low
	Title:	Vice President of Finance, Chief Accounting Officer and Corporate Controller

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release Issued August 27, 2010